UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2010

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center
Princeton, New Jersey 08540
(Address of registrant’s principal executive office)

(609) 514-0300
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On October 28, 2010, Rockwood Holdings, Inc. (the “Company”) amended the employment agreements of each of Seifi Ghasemi, who will continue to serve as Chairman and Chief Executive Officer, Robert J. Zatta, who will continue to serve as Senior Vice President and Chief Financial Officer, and Thomas Riordan, who will continue to serve as Senior Vice President, Law & Administration and Secretary.

Chairman and Chief Executive Officer

The amendment to the Amended and Restated Employment Agreement with Mr. Ghasemi effective as of August 1, 2008 (the “Ghasemi Agreement”) is dated as of October 28, 2010 and sets forth the following terms:

•                  effective as of April 1, 2010, a decrease in base annual salary from $1,300,000 to $1,100,000; and

•                  effective as of calendar year 2010, an increase in the target annual bonus award from 150% of base salary to 200% of base salary; and

•                  effective as of January 1, 2010, the elimination of tax gross-up reimbursements related to his Company car or auto allowance and related expenses; and

•                  effective as of January 1, 2010, the inclusion of an option to receive an auto allowance in lieu of a Company car; and

•                  effective as of April 1, 2010, an increase in monthly supplemental pension benefit payments from $50,000 to $53,000.

Except as set forth above, the Ghasemi Agreement remains in full force and effect.

Senior Vice President and Chief Financial Officer

The amendment to the Employment Agreement with Mr. Zatta effective as of November 13, 2008 (the “Zatta Agreement”) is dated as of October 28, 2010 and sets forth the following terms:

•                  effective as of calendar year 2010, an increase in the target annual bonus award from 100% of base salary to 110% of base salary; and

•                  effective as of January 1, 2010, the elimination of tax gross-up reimbursements related to his Company car or auto allowance and related expenses; and

•                  effective as of January 1, 2010, the inclusion of an option to receive an auto allowance in lieu of a Company car.

Except as set forth above, the Zatta Agreement remains in full force and effect.

Senior Vice President, Law & Administration and Secretary

The amendment to the Employment Agreement with Mr. Riordan effective as of November 13, 2008 (the “Riordan Agreement”) is dated as of October 28, 2010 and the material terms thereof are identical to those in the amendment to the employment agreement with Mr. Zatta which are summarized above.

Except as set forth above, the Riordan Agreement remains in full force and effect.

The above descriptions of the respective amendments to the employment agreements with each of Messrs. Ghasemi, Zatta and Riordan are qualified in their entirety by reference to the copies of such amendments filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, each of which are incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Amendment to Amended and Restated Employment Agreement, dated October 28, 2010, by and between Rockwood Holdings, Inc. and Seifi Ghasemi.

10.2	Amendment to Employment Agreement, dated October 28, 2010, by and between Rockwood Specialties, Inc. and Robert J. Zatta.

10.3	Amendment to Employment Agreement, dated October 28, 2010, by and between Rockwood Specialties, Inc. and Thomas Riordan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Assistant Secretary

Dated: November 2, 2010